EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-45811 on Form S-1 of Advantica Restaurant Group, Inc. (formerly Flagstar Companies, Inc.) of our report dated February 20, 1998, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP

Greenville, South Carolina
April 20, 1998